UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report- September 30, 2016
(Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

390 E Parkcenter Blvd, Suite 250, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below under Item 5.07 regarding the approval of the 2009 Stock Incentive Plan (the “Plan”) is incorporated herein by reference. A summary of the Plan was provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on August 19, 2016, and is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of shareholders of the Company held on September 30, 2016, the shareholders of the Company: (1) elected each of the seven director nominees set forth below to serve as a director of the Company until the next annual meeting of shareholders and until a successor is elected and qualified; (2) ratified the appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016; (3) approved the 2009 Stock Incentive Plan, and (4) approved the execution of a stock share consolidation at an exchange ratio of 1-for-2 to 1-for-6 at the sole discretion of the Board of Directors. The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	To elect the following seven directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified:

		Number of Shares
	Voted For	Vote Withheld	Broker Non-Votes
Dennis J. Gilles	49,597,783	755,563	34,043,933
Douglas J. Glaspey	49,679,989	673,357	34,043,933
Randolph J. Hill	49,633,575	719,771	34,043,933
Paul A. Larkin	42,088,199	8,265,147	34,043,933
Leland L. Mink	46,575,863	3,777,483	34,043,933
James C. Pappas	49,654,664	698,682	34,043,933
John H. Walker	46,301,878	4,051,468	34,043,933

(2)	To ratify the continued appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016:

Number of Shares
	Voted		Broker Non-
Voted For	Against	Abstain	Votes
83,240,457	695,267	461,555	N/A

(3)	Approval of the 2009 Stock Incentive Plan:

Number of Shares
	Voted		Broker Non-
Voted For	Against	Abstain	Votes
42,669,500	6,984,013	699,833	34,043,933

(4)	Approval of a resolution to execute a stock share consolidation at an exchange ratio of 1- for-2 to 1-for-6 at the sole discretion of the Board of Directors:

Number of Shares
	Voted		Broker Non-
Voted For	Against	Abstain	Votes
69,232,907	14,067,545	1,096,827	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 3, 2016		U.S. Geothermal Inc.

	By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer